U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: May 31, 2004 Date Bankruptcy filed: September 16, 2003 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Title: Bankruptcy Administrative Officer	Dated: June 11, 2004 Debtor's telephone number: (309) 453-8081

Reports Prepared by: /s/ Horace Ward, (Name)	Bankruptcy Administrative Officer (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of May 31, 2004

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	---	(7,648)

Less: Returns or Allowances	---	---

Cost of Goods
Beginning Inventory	612,497

Purchases	---

Other Costs (Factory labor and overhead)	---

Less: Ending Inventory	612,497

Cost of Goods Sold	---	---

Gross Profit	---	(7,648)

Interest	904	4,753
Rents	---	---
Gain (loss) from Sale of Property	---	(7,076)
Other Income	8,500	17,814

Total Income	9,404	7,843

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of Officers	---	---

Salaries and Wages	63,438	384,068

Repairs and Maintenance (Warranty Expense)	---	38,392

Factory equipment rental	11,719	11,719

Supplies	799	4,364

Bad Debts	---	---

Bank fees	2,675	20,237

Payroll Taxes	2,411	13,015

Other Taxes (property tax)	---	(35,720)

Interest Expense	---	---

Stockholder services	3,545	15,029

Insurance	---	17,392

Travel and Entertainment	1,098	7,755

Utilities and Telephone	1,148	32,170

Professional and Legal	197,518	775,434

Other Expenses (Employee benefit cost)	24,622	255,935

Other Expenses (Tax software)	---	12,315

Other Expenses (Trustee fees)	---	38,000

Other Expenses (Freight and other)	291	5,123

Total Expenses	309,264	1,595,228

Net Profit (loss)	(299,860)	(1,587,385)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended May 31, 2004

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		3,035,596

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	4,748

From collection of post-petition accounts receivable	60,963

From loans	---

From contributions to capital or from gifts	---

Other receipts (Medical stop-loss refund)	38,852

Other receipts (Recovery of preferential transfers)	51,669

Other receipts (CD interest earned)	904

Other receipts (Miscellaneous income)	1,869

TOTAL RECEIPTS (Do not include beginning bank balance)		159,005

CASH DISBURSEMENTS

Inventory purchases	---

*Net payments to officers/owners	---

*Net payments to other employees	47,537

Rent payments	376

Lease payments	11,719

Adequate protection payments	---

Insurance	---

Utilities/telephone	1,148

**Tax payments	18,431

Supplies	799

Outside labor	3,469

Travel/entertainment	1,098

*** Payments to attorneys	171,129

*** Payments to accountants	---

*** Payments to other professionals	1,159

U.S. Trustee quarterly fee	---

Other expenses (Benefit payments - self-funded plan)	23,681

Other expenses (Bank fees)	2,675

Other expenses (Collection agency, payroll service)	5,930

Other expenses (Kuhn’s Radio Communications, Inc., pre-petition)	144,641

TOTAL DISBURSEMENTS		433,792

NET CASH FLOW (Total receipts minus total disbursements)		(274,787)

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)		2,760,809
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended May 31, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$10,798	$10,798	$	---

** FICA - employee		---	2,530	2,530		---

** FICA - employer		---	2,530	2,530		---

Unemployment		--	---	---		---

Income		---	---	---		---

Other - list		---	---	---		---

a. Subtotal	$	---	$15,858	$15,858	$	---

STATE AND LOCAL

Withholding	$	---	$2,573	$2,573	$	---

Sales		---	---	---		---

Excise		---	---	---		---

Unemployment		---	---	---		---

Other		---	---	---		---

Real property		---	---	---		---

Personal property		---	---	---		---

Other - list		---	---	---		---

b. Subtotal	$	---	$2,573	$2,573	$	---

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)				$18,431

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended May 31, 2004

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	$ 197,533
03-17288-AJM-11	ROHN Construction, Inc.	165,178
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	---
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	71,081

	Total Disbursements	$ 433,792

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended May 31, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ ---	$ ---	$ ---	$ 2,264,768

Post-petition	---	---	---	859,158

Totals	$ ---	$ ---	$ ---	$ 3,123,926	$ 3,123,926

(grand total)*

*As previously reported, the Company has submitted approximately $5.5 million in payment requests to the Commonwealth of Pennsylvania "COP" representing work performed and certain contract termination costs. The Company has historically recorded these submissions as receivables upon approval by the COP. The Company is currently in negotiations and has reached an agreement with the COP to receive approximately $3.8 million in final settlement of all outstanding amounts due. The majority of this amount, subject to court approval, will be offset by payments made to subcontractors whom had performed work on the contract up to the termination date.

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ ---	$ ---	$ ---	$ ---	$ ---

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 247,274	$ 32,487
	Mexico funds (restricted- Mexico use)	5590017173	$ 21,305	$ 21,305
	Lockbox	5800127531	$ ---	$ ---
	VEBA Trust	45665216	$ ---	$ ---
	CD Investments (short-term)	Various	$ 810,000	$ 500,000

National City Bank of MI/IL	Payroll	10074861	$ 3,942	$ 3,942

Union Planters Bank	Local Checking	169404	$ 1,953,075	$2,203,075

CFI (rev 9/3/92)

United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended May 31, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the Company was placed before the secured creditors and approved. The unsecured creditors have organized.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

NO

X	YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (See attached)

3.	Provide a brief narrative covering any significant events which occurred this past month.

4.
List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.

What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

*Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	$ ---

b.	date of sale:

c.	sales price:	$ ---

d.	net amount received:	$ ---

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

N/A N/A

7.	Schedule of insurance coverage.

Type of Policy Filed 12/31/03	Expiration Date

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverages for all the remaining assets on a quarterly basis. Given the liquidating nature of the business, we feel it is prudent to renew coverages quarterly based on the needs of the business at that time.

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (April 30, 2004)	5	1

b.	Number hired during this period*	0	1

c.	Number terminated or resigned.	2	0

d.	Total number of employees on payroll at the end of the period. (May 31, 2004)	3	2

*One employee transferred from full time to part time.

Oprept REV. September 3, 1992

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	Chapter 11
)
Frankfort Tower Enclosures, Inc.	)	03-17287-AJM-11
(f/k/a ROHN Enclosures, Inc.,))		Jointly Administered)
)
Debtor.	)

AGREED ENTRY ON
DEBTOR’S MOTION FOR AUTHORITY TO
ENTER INTO JOINT CHECK AGREEMENT

        Rohn Industries, Inc. (“Rohn”), now known as Frankfort Tower Industries, Inc. (the “Debtor”), by counsel, Kuhn’s Radio Communications, Inc. (“Kuhn’s”), by counsel, and the Official Committee of Unsecured Creditors (the “Committee”), by counsel, for their Agreed Entry on Debtor’s Motion for Authority to Enter into Joint Check Agreement (the “Agreed Entry”), state the following:

        1.         The Debtor filed a petition under Chapter 11 of the Bankruptcy Code on September 16, 2003.

        2.         As of the petition date, the Debtor and the Pennsylvania Turnpike Commission (the “Turnpike Commission”) were parties to a certain Site Development Agreement (the “Turnpike Contract”), whereby the Debtor was to provide certain services for the Turnpike Commission in connection with an integrated radio network (the “Project”). One of the subcontractors utilized by the Debtor in performing its work under the Turnpike Contract was Kuhn’s. Kuhn’s remains unpaid with respect to certain pre-petition work that it performed in connection with the Project.

        3.         At some point the Debtor and the Turnpike Commission agreed that the Turnpike Commission would satisfy amounts due to the Debtor under the Turnpike Contract, as long as the Debtor in turn satisfied the amounts due and owing to Kuhn’s on the Project. The parties accordingly executed the Joint Check Agreement and Amendment to Joint Check Agreement (the “Joint Check Agreement”) attached hereto as Exhibit “A”.

        4.         Pursuant to the Joint Check Agreement, the Turnpike Commission has tendered to the Debtor two joint checks: one in the amount of $16,818.80, representing the amount due to the Debtor in connection the portion of the Project performed by Kuhn’s that is the subject of the Joint Check Agreement, and one in the amount of $169,641.45, representing the amount due to Kuhn’s for the portion of the Project performed by Kuhn’s that is the subject of the Joint Check Agreement (the “Checks”). Although the Checks were joint checks made out to the Debtor and Kuhn’s, the Checks were deposited into the Debtor’s account at LaSalle Bank without being endorsed by Kuhn’s. The Debtor continues to hold the monies represented by the Checks in its account at LaSalle Bank.

        5.         The Debtor filed its Motion for Entry of an Order Authorizing the Debtors to Perform Under Joint Check Agreement and Satisfy Pre-Petition Claim Related Thereto (the “Motion”) on March 31, 2004.

        6.         The Committee filed its Objection to Motion for Entry of an Order Authorizing the Debtors to Perform Under Joint Check Agreement and Satisfy Pre-Petition Claim Related Thereto (the “Objection”) on April 28, 2004. No other party has filed an objection to the Motion, and the deadline for filing objections has expired.

        7.         In an effort to resolve the dispute among the parties concerning the Joint Check Agreement and the deposit of the Checks into the Debtor’s account at LaSalle Bank, and to minimize the litigation costs to the estate incurred in connection therewith, the undersigned have agreed as follows:

a)    The Debtor will tender a certified or official check to Kuhn's in the amount of $144,641.45 (representing $169,641.45, minus $25,000.00) within two (2) business days of the Court's approval of this Agreed Entry.

b)    In consideration for the relinquishment by Kuhn's of any claim to the sum of $25,000.00 described in (a) above (other than any claim that Kuhn's may have as a general unsecured creditor of the estate), the Committee hereby withdraws its Objection to the Debtor's Motion.

c)    In consideration for the withdrawal by the Committee of its Objection to the Debtor's Motion, Kuhn's hereby releases any claim that it might have against the Turnpike Commission, the Debtor, and/or LaSalle Bank, that has arisen or might arise because of the manner by which the Joint Check Agreement, and the Checks, were handled by the Turnpike Commission, LaSalle Bank, and the Debtor.

d)    Kuhn's agrees that its Proof of Claim Number 589 is hereby reduced in the amount of $144,641.45, the sum that Kuhn's is to be paid pursuant to this Agreed Entry. Kuhn's will file an amended proof of claim reflecting the agreement set out in this paragraph (d) within seven (7) business days of the Court's approval of this Agreed Entry.

        WHEREFORE, it is prayed that the Court authorize and approve this Agreed Entry, and grant such other relief as may be necessary.

Respectfully submitted,

ROHN INDUSTRIES, INC., NOW KNOWN AS
FRANKFORT TOWER INDUSTRIES, INC.

By  /s/ Ben Caughey
Henry A. Efroymson, Esq. (Atty. No. 6427-47)
Ben T. Caughey, Esq. (Atty. No. 22920-53)
Ice Miller
One American Square
Box 82001
Indianapolis, IN 46282-0002

KUHN'S RADIO COMMUNICATIONS, INC.

By  /s/ Jeannette Eisan Hinshaw
Jeannette Eisan Hinshaw (Atty. No. 8238-49-A)
James E. Carlberg (Atty No. 3117-49)
BOSE McKINNEY & EVANS LLP
135 N. Pennsylvania St., Suite 2700
Indianapolis, Indiana 46204
(317) 684-5000

THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS

By  /s/ Elliott D. Levin
Elliott D. Levin, Esq. (Atty. No. 8785-49)
Rubin & Levin
500 Marrott Center
342 Massachusetts Ave.
Indianapolis, IN 46204-2161

        APPROVED AND ORDERED this 18 day of May, 2004.

/s/ Anthony J. Metz Anthony J. Metz, III, Judge United States Bankruptcy Court Southern District of Indiana

EXHIBIT A
JOINT CHECK AGREEMENT

This JOINT CHECK AGREEMENT is made this 15th day of January, 2004 between the PENNSYLVANIA TURNPIKE COMMISSION (“Owner”) and ROHN CONSTRUCTION, INC., a corporation organized and existing under the laws of the state of Texas (“Contractor”).

        WHEREAS, Contractor and Owner entered into Contract No. ME 950102 dated November 23, 1999 (“Contract”), for Site Development Construction Work in connection with a statewide radio network project (“Project”);

        WHEREAS, the work on the Project continues and the parties have agreed to certain procedures for making of progress payments under the Contract;

        WHEREAS, the parties desire to set forth their agreements in this regard in writing;

        NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

1.
Notwithstanding any other or contrary provisions of the Contract, from and after the date of this Joint Check Agreement, all payments made by Owner to Contractor under or in connection with the Contract or the Project shall be made as follows: (a) to the extent that Contractor’s request for payment includes labor, equipment or materials supplied by a Subcontractor or Supplier, such payment shall be made by check with are jointly payable to Contractor and such Subcontractors or Suppliers or to such other Subcontractors or Suppliers as may be identified in writing by Contractor; and (b) the balance of such payment, if any, shall be made by a check which is made payable solely to Contractor.

2.
With each request it for payment, Contractor shall prepare a written schedule and deliver it to Owner stating the total current indebtedness of Contractor to its Subcontractors or Suppliers for labor, equipment or materials supplied during the period covered by Contractor’s request for payment. In making payment under this Joint Check Agreement, Owner may rely on any such Subcontractors and Suppliers that are scheduled for payment by Contractor as provided herein. This Joint Check Agreement is not intended, and shall not be construed, to authorize Owner to make payment of sums due to Contractor under the Contract solely and directly to a Subcontractor or Supplier.

3.
Within the time or times required by the Contract and applicable law for payment by Owner to Contractor, Owner will prepare and deliver to Contractor all checks which are made jointly payable under paragraph 1(a) hereof. Within not more than three (3) business days of receipt of such jointly payable checks, Contractor will endorse these checks and will deliver the checks to each involved Subcontractor or Supplier, with notice to Owner of such delivery. Upon receipt of such notice Owner will prepare and within not more than three (3) business days, deliver to Contractor any check for the balance, if any, that remains due and payable solely to Contractor under paragraph 1(b) hereof.

4.
This Joint Check Agreement is entered into solely by and between Owner and Contractor and is not intended by either Contractor or Owner, to enforce any rights in or to be enforceable by any person that is not party hereto, including without limitation the Subcontractors or Suppliers referred to herein.

5.	This Joint Check Agreement may be executed in counterparts and the parties agree that facsimile signatures shall be binding as if originals.

ATTEST: /s/ Rebecca R. Tromp Rebecca R. Tromp Assistant Secretary-Treasurer	PENNSYLVANIA TURNPIKE COMMISSION /s/ Michael Ruble Michael Ruble Chairperson

APPROVED AS TO FORM AND LEGALITY: /s/ Albert C. Albert C. _________, II Assistant Chief Counsel

ATTEST: Signature: /s/ David M. Ramsay Name: David M. Ramsay Title: Operations Manager	ROHN CONTRUCTION, INC. Signature: /s/ Horace Ward Name: Horace Ward Title: Bankruptcy Administrative Officer

EXHIBIT A

Amendment to Joint Check Agreement between ROHN Industries, Inc. and
Pennsylvania Turnpike Commission

1.
ROHN Construction, Inc has officially changed it name to Frankfort Tower Construction, Inc. As a result, the party to the Joint Check Agreement is properly identified as Frankfort Tower Construction, Inc. with address and phone numbers remaining the same.

2.
Notwithstanding any right of setoff or alleged claims of any kind that the Owners may have against the Contractor, Owner explicitly and formally agrees to timely satisfy any and all payments to be made to Contractor hereunder, or under the Contract.

3.
Within the time required by the Contract and applicable law for payment by Owner to Contractor, Owner will prepare and deliver to Contractor all checks which are made jointly payable under paragraph 1(a) of the Joint Check Agreement and a check for the balance, if any, that remains due and payable solely to Contractor under paragraph 1(b) of the Joint Check Agreement. Within not more than three (3) business days of receipt of such jointly payable checks, Contractor will endorse the jointly payable checks and will deliver the checks to each involved Subcontractor or Supplier, with notice to Owner of such delivery. Upon transmittal of such notice, Contractor will be entitled to present for payment any checks made payable solely to Contractor.

4.
Owner and Contractor acknowledge that Contractor’s obligations under the Joint Check Agreement are subject to, and conditioned upon, approval for the payments to be made thereunder by the United States Bankruptcy Court for the Southern District of Indiana.

The above amendments to the joint check agreement are accepted by representatives from both parties on the date listed below.

Pennsylvania Turnpike Commission By: Its: Director of Field Technologies Date: 2/25/04	Frankfort Tower Construction, Inc. By: /s/ Horace Ward Its: Bankruptcy Administrative Officer Date: 2/12/04

CERTIFICATE OF SERVICE

        I hereby certify that a copy of the foregoing has been served upon the persons listed on the attached distribution list via first class United States mail, postage prepaid, on this 17 day of May, 2004.

/s/ Jeannette Eisan Hinshaw Jeannette Eisan Hinshaw

Charles R. Wharton
Office of the United States Trustee
101 West Ohio Street, Suite 1000
Indianapolis, IN 46204

Elliott D. Levin
RUBIN & LEVIN, P.C.
342 Massachusetts Avenue
Indianapolis, IN 46204

Henry Efroymson
Ben Caughey
ICE MILLER
One American Square
Box 82001
Indianapolis, IN 46282

Robert J. Graves
Michelle Morgan Harner
Gus Kallergis
Daniel B. Prieto
JONES DAY
77 West Wacker, Suite 3500
Chicago, IL 60601

Paul A. Patterson
Michael J. Cordone
Joel C. Trotter
STRADLEY RONON STEVENS
& YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Kevin E. Irwin
1400 Provident Tower
One East Fourth Street
Cincinnati, OH 45202

Christopher S. Roberge
ROBERGE & ROBERGE
9190 Priority Way West Drive, Suite 100
Indianapolis, IN 46240
Marc Barreca
PRESTON GATES & ELLIS, LLP
925 Fourth Avenue, Suite 2900
Seattle, WA 98104-1158

Niraj R. Ganatra
Associate General Counsel
International Union, UAW
8000 East Jefferson Avenue
Detroit, MI 48214

James H. Gordon
Attorney at Law
Fifth Third Center
21 East State Street, Suite 1700
Columbus, OH 43215

Kevin S. Anderson
ELLIOTT REIHNER SIEDZIKOWSKI
& EGAN, P.C.
Union Meeting Corporate Center V
925 Harvest Drive
Blue Bell, PA 19422

C. Daniel Motsinger
Martha R. Lehman
KRIEG DEVAULT, LLP
One Indiana Square, Suite 2800
Indianapolis, IN 46204-2079

Jeff Hall
Bankruptcy Administration
ISO Capital, Inc.
1738 Bass Road
P.O. Box 13708
Macon, GA 31208-3708

Kenneth J. Cooper
Office of the General Counsel
Pension Benefit Guaranty Corporation
1200 K Street, N.W.
Washington, DC 20005-4026
Michael W. Hile
KATZ & KORIN, P.C.
334 North Senate Avenue
Indianapolis, IN 46204-1708

T. Scott Leo
John E. Sebastian
LEO & WEBER, P.C.
One North LaSalle Street, Suite 3600
Chicago, IL 60602

Gregg Battaglia
Witt Industries, Inc.
4454 Steel Place
Cincinnati, OH 45209

Michael R. Enright
ROBINSON & COLE, LLP
280 Trumbull Street
Hartford, CT 06103

David J. Harris
15 Public Square, Suite 310
Wilkes-Barre, PA 18701-1703

Brian A. Lawton
METZ LEWIS, LLC
11 Stanwix Street, 18th Floor
Pittsburgh, PA 15222

Edward M. King
John S. Egan
FROST BROWN TODD, LLC
400 West Market Street, 32nd Floor
Louisville, KY 40202-3368

Thomas Beeman
33 West 10th Street, Suite 200
Anderson, IN 46016-1564

Richard D. Martin
MARTIN & STUARD
2 East Washington Street, Suite 200
P.O. Box 667
Frankfort, IN 46041

Barbara K. Hamilton
Sarah E. Pugh
Rhonda E. Rosenblum
BECKET & LEE, LLP
P.O. Box 3001
Malvern, PA 19355-0701	Jerry C. Oldshue, Jr.
ROSEN COOK SLEDGE DAVIS CADE
& SHATTUCK, P.A.
P.O. Box 2727
Tuscaloosa, AL 35403

Gary E. Green
William Kent Carter
COSTON FIORETTI & LICHTMAN
407 South Dearborn Street, Suite 600
Chicago, IL 60605

John E. Jacobs
MADDIN HAUSER WARTELL ROTH
& HELLER, PC
Third Floor, Essex Center
28400 Northwestern Highway
Southfield, MI 48034

Jay Jaffe
BAKER & DANIELS
600 East 96th Street, Suite 600
Indianapolis, IN 46240

Robert S. Schein
Mark R. Wenzel
Matthew R. Strzynski
KRIEG DeVAULT, LLP
One Indiana Square, Suite 2800
Indianapolis, IN 46204-2079

Steven A. Ginther
Special Assistant Attorney General
Missouri Department of Revenue
General Counsel’s Office
301 West High Street, Room 670
P.O. Box 475
Jefferson City, MO 65105-0475

Michael P. O'Neil
SOMMER BARNARD ACKERSON, P.C.
One Indiana Square, Suite 3500
Indianapolis, IN 46204
David R. Krebs
HOSTETLER & KOWALIK, P.C.
101 West Ohio Street, Suite 2100
Indianapolis, IN 46204

Neil Herskowitz
Riverside Contracting, LLC
P.O. Box 626
Planetarium Station
New York, NY 10024-0540

James F. Chiu
KROGER GARDIS & REGAS
111 Monument Circle, Suite 900
Indianapolis, IN 46204-5175

Leonard Opperman
KUNZ & OPPERMAN, P.C.
135 North Pennsylvania, Suite 1750
Indianapolis, IN 46204

John R. Knapp, Jr.
CAIRNCROSS & HEMPELMANN, P.S.
524 2nd Avenue, Suite 500
Seattle, WA 98104-2323

Deborah S. Griffin
HOLLAND & KNIGHT, LLP
10 St. James Avenue
Boston, MA 02116

Mark Browning
Assistant Attorney General
State of Texas
Bankruptcy & Collections Division
P.O. Box 12548
Austin, TX 78711-2548

Alan K. Mills
Wendy D. Brewer
BARNES & THORNBURG
11 South Meridian Street
Indianapolis, IN 46204	Peter A. Draugeliz
CORS & BASSETT, LLC
537 East Pete Rose Way, Suite 400
Cincinnati, OH 45202-3502

Richard A. Fehling
Carrie A. Leslie
STEVENS & LEE
111 North 6th Street
P.O. Box 679
Reading, PA 19603-0679

Jolene M. Wise
Securities and Exchange Commission
175 West Jackson Boulevard, Suite 900
Chicago, IL 60604

Jonathan G. Polak
Melissa J. De Groff
DANN PECAR NEWMAN
& KLEIMAN, P.C.
One American Square, Suite 2300
Box 82008
Indianapolis, IN 46282

Julia Blackwell Gelinas
Jeffrey M. Boldt
LOCK REYNOLDS, LLP
201 North Illinois Street, Suite 1000
Indianapolis, IN 46244-0961

Michael A. Cox, Attorney General
Peggy A. Housner, Asst. Attorney General
Department of Attorney General
Revenue and Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, MI 48909